EXHIBIT 99

                         UNITED STATES BANKRUPTCY COURT
                           MIDDLE DISTRICT OF FLORIDA
                                 TAMPA DIVISION

In re:                                               Chapter 11

NETWOLVES CORPORATION,                               Case No. 8:07-bk-4186-PMG

NETWOLVES ECCI CORPORATION,                          Case No. 8:07-bk-4190-PMG

NORSTAN NETWORK SERVICES, INC.                       Case No. 8:07-bk-4193-PMG
D/B/A NETWOLVES NETWORK SERVICES,

NETWOLVES RESICOM CORPORATION,                       Case No. 8:07-bk-4196-PMG

         Debtors.                                   (Jointly Administered)
------------------------------------/


                         ORDER CONFIRMING DEBTORS' JOINT
                        CHAPTER 11 PLAN OF REORGANIZATION
                        ---------------------------------

     THIS CASE came before the Court for a continued hearing on August 29, 2008, at 9:00 a.m. (the "Confirmation Hearing")(1) to consider final approval of the Third Amended Joint Disclosure Statement in Connection with Third Amended Joint Plan of Reorganization of Netwolves Corporation and Affiliated Debtors (Docket No. 763) (the "Disclosure Statement") and to consider confirmation of the Third Amended Joint Plan of Reorganization of NetWolves Corporation and Affiliated Debtors, as amended (Docket No. 764) (the "Plan"), which were filed by Debtors, NetWolves Corporation, NetWolves ECCI Corporation, Norstan Network Services, Inc. d/b/a NetWolves Network Services, and NetWolves Resicom Corporation (collectively, the "Debtors"). The Court has considered (i) the Disclosure Statement and the Plan (ii) the Debtors' Motion for Cramdown (Docket No. 876);
(iii) the Objections (described below) to the Disclosure Statement and the Plan;
(iv) the Declaration of Peter Castle in Support of Confirmation of Third Amended Joint Plan of Reorganization of Netwolves Corporation and Affiliated Debtors (Docket No. 864) and the Supplement and Amendment to Declaration of Peter Castle

-----------------------------
(1) The Confirmation Hearing was most recently continued and rescheduled by this Court's Order Granting Triage's Emergency Motion to Continue Confirmation Hearing (Docket No. 880).

in Support of Confirmation of Third Amended Joint Plan of Reorganization of Netwolves Corporation and Affiliated Debtors (Docket No. 912) (together, the "Confirmation Declaration"); (v) the entire Court record in these cases; and
(vi) the testimony, arguments, and proffers of counsel made at the Confirmation Hearing. Accordingly, for the reasons announced orally and recorded in open Court that shall constitute this Court's decision, the Court has concluded that
(1) the Disclosure Statement provides "adequate information" and otherwise satisfies all of the requirements of Section 1125 of the Bankruptcy Code and should be approved, and (2) the Plan (as modified by this Order) has been proposed in good faith and meets all of the requirements of the Bankruptcy Code, including Sections 1123, 1126, and 1129 and should be confirmed. Therefore, it is:

     ORDERED, ADJUDGED and DECREED as follows:

     1. The following objections are hereby OVERRULED: (a) Objection to Third Amended Joint Plan of Reorganization (Docket No. 851) filed by Comtel Telecom Assets, LP d/b/a Excel Telecommunications; (b) Objection to Confirmation of the Debtors' Third Amended Plan of Reorganization (Docket No. 841) and Objection to Debtors' Third Amended Disclosure Statement (Docket No. 839) filed by Triage Capital Management L.P., Leon Frenkel, OTA LLC, and Periscope Partners L.P.; (c) Objection of Creditor Alla Pasternack to Third Amended Joint Disclosure Statement and Third Amended Joint Plan of Reorganization (Docket No. 800); and
(d) Peyton and Leigh Ann Jackson's Verified Objection to Third Amended Joint Plan of Reorganization (Docket No. 835).

     2. The following objections were either withdrawn on the record in open court or are OVERRULED as moot: Objection to Confirmation of the Debtors' Second Amended Plan of Reorganization (Docket No. 676); (b) Limited Objection of Universal Service Administrative Company to Confirmation of Debtors' Second Amended Joint Plan of Reorganization (Docket No. 677); (c) Objection of the Texas Comptroller of Public Accounts to Confirmation of the Debtors' Second Amended Joint Chapter 11 Plan of Reorganization (Docket No. 680); (d) Objection of Creditor Intercall, Inc., to Second Amended Joint Plan of Reorganization of NetWolves Corporation and Affiliated Debtors (Docket No. 681); (e) Objection to Proposed Plan of Reorganization and Notice of Dispute Regarding Cure Claim (Docket No. 669); and (f) Objection of Creditor Intercall, Inc., to Third Amended Joint Plan of Reorganization of Netwolves Corporation and Affiliated Debtors (Docket No. 838).

     3. The Disclosure Statement complies with Section 1125 and all other applicable provisions of the Bankruptcy Code and is hereby APPROVED as containing adequate information (as defined by section 1125(a) of the Bankruptcy
Code).

     4. The Debtors' Motion for Cramdown (Docket No. 876) pursuant to 11 U.S.C. ss.1129(b) is hereby GRANTED.

     5. The Debtors' Plan, attached to this Order, is hereby CONFIRMED with the following modifications which were announced orally in open Court and/or included in the Confirmation Declaration:

     (a) BellSouth Telecommunications, Inc., and AT&T Corp. and BellSouth Long Distance d/b/a AT&T Long Distance Service will have a Cure Claim(2) of $117,000.00, which will be treated under Option 1, and an administrative expense claim of $85,000.00.


-------------------------------
(2) Unless otherwise defined in this Order, capitalized terms shall have the same meaning as ascribed to those terms in the Plan and/or Disclosure Statement, as applicable.

     (b) Verizon Communications, Inc. will have a Cure Claim of $465,000, which will be treated under Option 1.

     (c) Qwest Corporation and Qwest Communications Corporation will have a Cure Claim of 121,735.95, which will be treated under Option 1.

     (d) Sprint Communications Company will have a Cure Claim of $776,483.66, which will be treated under Option 2 and as follows: Netwolves agrees to provide Sprint a monetary deposit (the "Payment Security") in an amount equal to the one-month average of the invoices cycled in the then (10th), eleventh (11th) and twelfth (12th) months after the Effective Date (the "Initial Three-Month Average"). In addition to regular monthly payments, Netwolves will pay to Sprint $64,706.97 per month on the first day of each month, with the first payment due on the first day of the thirteenth (13th) month until the Payment Security is paid in full. Sprint may require additional security if the average of any subsequent three-month billing period (the "Subsequent Three-Month Average") exceeds the Initial Three-Month Average (the "Additional Security"). The Additional Security will equal the Subsequent Three-Month Average minus the Initial Three-Month Average. The deposit will not exceed the amount of any Subsequent Three-Month Average. The Debtors failure to pay to Sprint any installment to the Payment Security or the Additional Security will constitute a material default under the Contracts. This term satisfies Netwolves contractual obligation to provide Sprint with payment security in accordance with Sprint's credit policies and the terms of the Contracts.

     (e) Intercall, Inc. will have a Cure Claim of $41,096.02, which will be paid under Option 1 of the Plan. For purposes of clarification, the current "Estimated Daily Run-Rate" shall be $295.90 and this amount shall be used by the Debtors in calculating the "Cushion Payment" (as that term is defined in Option 1 in the Plan) that the Debtors shall make to Intercall pursuant to the provisions of paragraph F.2. of Option 1. Intercall shall have, and the Debtors shall pay to Intercall in full on the Effective Date, an Allowed Administrative Claim (as that term is defined in the Plan) of $29,472.22, for services rendered post-petition through and including July 31, 2008, which, if timely paid, will bring the Debtors current under the agreement with Intercall (the "Intercall Agreement"). Intercall also shall have, and the Debtors shall pay to Intercall in the ordinary course pursuant to the terms of the Intercall Agreement, an Allowed Administrative Claim for additional amounts incurred on account of services rendered between August 1, 2008 and the date of this Order, inclusive, less any payments made by the Debtors for such services rendered during that time.

     (f) Road Runner HoldCo LLC will have a Cure Claim of $42,079.02, which will be paid under Option 2.

     (g) Alliance Group Services, Inc. will have a Cure Claim of $82,843.41, which will be paid under Option 2.

     (h) Broadwing/Level 3 will have a Cure Claim of approximately $30,948.29, which will be paid under Option 2.

     (i) Covad will have a Cure Claim of approximately $52,000, which will be paid under Option 2.

     (j) Other holders of assumed executory contracts and unexpired leases will have allowed Cure Claims as indicated in the Amended Notice of Filing Schedules of Executory Contracts (Docket No. 671) and Notice of Filing Supplement to Schedules of Executory Contracts (Docket No. 857), which shall be treated under Option 2 of the Plan.

     (k) Universal Service Administration Company ("USAC") shall have an administrative expense claim of $52,312.93, which is due on or before September 15, 2008, pursuant to the terms of the contract between the parties, and for feasibility purposes, USAC's shall have an unsecured claim of $1,532,672.95, subject to the parties' rights to finalize this amount post confirmation.

     (l) The Texas Comptroller of Public Accounts shall have an Allowed Priority Tax Claim in the amount of $64,722.44, which shall accrue interest at the rate of 8.25% commencing on the Effective Date of the Plan, pursuant to Texas Statutes, the Bankruptcy Code, and the Plan. The claim, plus interest, shall be paid in equal monthly payments over 60 months with the first payment to commence on the 1st day of the month following the Effective Date of the Plan. Nothing in the Plan or Confirmation Order shall alter or impair any setoff rights of the Texas Comptroller. A failure to make a payment to the Texas
          Comptroller as set forth herein shall be an Event of Default. If an Event of Default as to tax payments is not cured within ten (10) days after service of a written notice of default, then the Texas Comptroller may (a) enforce the entire amount of its claim, (b) exercise any and all rights and remedies under applicable non-bankruptcy law, and (c) seek such relief as may be appropriate in the bankruptcy court.

     (m) All other allowed Priority Tax Claims will be paid in equal annual installments over five (5) years from the order of relief (by May 21, 2012) and interest shall accrue from the Effective Date on the unpaid portion of such Allowed Priority Tax Claim at: (i) any applicable statutory rate; (ii) the rate applicable to federal judgments pursuant to 28 U.S.C. ss. 1961; or (iii) a rate to be agreed to by the respective Debtor (or the Reorganized Debtors, as the case may be) and the appropriate governmental unit or, if they are unable to agree, as determined by the Bankruptcy Court.

     6. Upon the Effective Date, pursuant to this Court's Order Granting Debtors' Motion for Substantive Consolidation (Docket No. 686) the Debtors' estates shall be substantively consolidated for all purposes, including distribution purposes, under the Plan.

     7. The transactions described in the Plan and in this Order are in furtherance of or in connection with the Debtors' Plan and their reorganization efforts. As such, to the fullest extent permissible under Section 1146(c) of the Bankruptcy Code, the transactions contemplated in the Plan and this Confirmation Order and any deeds, bills of sale or assignments, notes, mortgages, or other documents executed in connection with the Plan, shall not be subject to any document recording tax, stamp tax, conveyance fee, intangibles or similar tax, mortgage tax, real estates transfer tax, mortgage recording tax, or other similar or governmental assessment.

     8. The conditions precedent to the occurrence of the Effective Date and plan consummation, as provided under the Plan, have either occurred or have been waived. Accordingly, the Effective Date of the Plan shall be September 1, 2008.

     9. The Reorganized Debtors are hereby authorized and directed to take all such actions as may be necessary to effectuate and implement the Plan and this Confirmation Order, including, without limitation, the execution and delivery of all instruments of transfer, loan documents, security agreements, and other documents or agreements (and any amendments, supplements or modifications to any of the foregoing) as may be appropriate or necessary to consummate the transactions contemplated by the Plan and this Confirmation Order.

     10. The Reorganized Debtors are responsible for making distributions from the Plan Fund(s) as contemplated under the Plan.

     11. Except as expressly provided in the Plan, neither a vote to accept the Plan by any Creditor nor the entry of this Order will result in the waiver or release of any of the Causes of Action against such Creditor. Confirmation of the Plan and entry of this Confirmation Order is not intended to and shall not be deemed to have any res judicata or other effect which would preclude or inhibit prosecution of such Causes of Action following Confirmation of the Plan.

     12. On the Effective Date, the sole and exclusive right and remedy available to Creditors in respect of their Claims against the Reorganized Debtors shall be the entitlement, in accordance with the Plan, to assert Claims solely and exclusively against the Plan Funds, except as otherwise specifically provided by the Plan or this Confirmation Order. The entry of this Confirmation Order and the Distributions contemplated by the Plan will act as full and complete settlement of all Claims, Debts, Liabilities, and/or interests arising from, relating to or in connection with Claims against the Debtor.

     13. On the Effective Date, all of the existing Equity Interests of the Debtors shall be cancelled pursuant to the Plan. The entry of this Confirmation Order and the distributions contemplated by the Plan, if any, will act as a full and complete settlement of all Claims, Debts, Liabilities, and/or interests arising from, relating to or in connection with Equity Interests in the Debtor.

     14. All rights of Holders of Claims of all Classes under the Plan, including, without limitation, the right to receive Distributions on account of such Claims, hereafter shall be limited solely to the right to receive such Distributions exclusively according to the Plan, the provisions of which shall be binding on such Holders to the fullest extent provided by Section 1141(a) of the Bankruptcy Code. After the date hereof, the Holders of such Claims shall have no further rights against the Debtors or Reorganized Debtors, or the assets of the Debtors except as expressly provided in the Plan.

     15. The Plan and its  provisions  shall be and hereby are binding  upon the

Debtors, the Debtors' Estates, Reorganized Debtors, all Creditors and all Equity Holders of the Debtors (whether or not the Claim or Equity Interest of such Creditors or equity security holders is impaired under the Plan and whether or not such Creditors or equity security holders have accepted the Plan), all parties to any executory contract or unexpired lease of the Debtors, all other parties in interest, and the respective successors and assigns of each of the foregoing.

     16. Except as otherwise expressly provided in the Plan or modified by this Confirmation Order, as of the Effective Date the provisions relating to releases, injunctions, and stays set forth in Article 11 of the Plan are fair and necessary, and shall apply and be fully binding and are hereby incorporated by reference in this Confirmation Order. The Debtors have satisfied the disclosure requirements set forth in Bankruptcy Rule 3020(c)(l) as to such provisions.

     17. Any executory contract or unexpired lease that has not been expressly rejected or assumed by the Debtors with this Court's approval on or prior to the Effective Date shall be deemed assumed by the Debtors, unless there is pending before this Court on the Effective Date a motion to reject such executory contract or unexpired lease as contemplated in the Plan. Any such assumption will be deemed to have occurred as of the date of the entry of this Confirmation Order, and this Confirmation Order shall constitute an order of this Court approving the assumption of each such executory contract and unexpired lease, pursuant to Sections 365 and 1123(b)(2) of the Bankruptcy Code.

     18. All settlements, agreements and compromises provided for under the Plan, and all transactions, Plan Documents, instruments, and other agreements referred to therein, contemplated thereunder or executed and delivered therewith, and any amendments or modifications thereto in substantial conformity therewith, are hereby approved, and the Debtors and Reorganized Debtors and the other parties thereto are authorized and directed to enter into them and to perform thereunder according to their respective terms.

     19. The Reorganized Debtors shall pay the United States Trustee from the Plan Funds in Cash any outstanding sums required pursuant to 28 U.S.C. ss.1930(a)(6) for the periods prior to the Effective Date as provided in the Plan. On and after the Effective Date, the Reorganized Debtors shall pay the United States Trustee the appropriate sums required pursuant to 28 U.S.C. ss.1930(a)(6) for post-Effective Date periods within the time period set forth in 28 U.S.C. ss.1930(a)(6).

     20. The findings of fact and conclusions of law set forth in the Court's ruling and herein constitute this Court's findings of fact and conclusions of law pursuant to Bankruptcy Rule 7052, as made applicable to this proceeding pursuant to Bankruptcy Rule 9014. To the extent any of the findings of fact set forth are deemed to be conclusions of law, then such findings of fact are hereby adopted as conclusions of law. To the extent any of the following conclusions of law are deemed to be findings of fact, then such conclusions of law are hereby adopted as findings of fact.

     21. Except as otherwise provided herein, the Plan and each of its provisions is confirmed, approved and effective in its entirety. The failure to reference or discuss any particular provision of the Plan in this Confirmation Order shall have no effect on the validity, binding effect and enforceability of such provision and such provision shall have the same validity, binding effect and enforceability as every other provision of the Plan. The provisions of the Plan and this Confirmation Order are non-severable and mutually dependant. To the extent of any inconsistency between the terms of the Plan and this Confirmation Order, the terms of the Confirmation Order shall govern.

     22. Notwithstanding the entry of this Confirmation Order and the occurrence of the Effective Date, until this case is closed this Court shall retain the fullest and most extensive jurisdiction of these cases that is permitted under applicable law, including that necessary to ensure that the purposes and intent of the Plan are carried out. Without limiting the generality of the foregoing, after Confirmation of the Plan and until this case is closed, this Court shall retain jurisdiction to enforce the transactions contemplated under the Plan and for the purposes set forth in Article 13 of the Plan ("Retention of Jurisdiction").

     23. The entities providing the Exit Financing described in the Plan are found to have extended credit in good faith and accordingly entitled to the protections to the fullest extent available under Section 364(e) of the Bankruptcy Code. In addition to the protection provided under Section 364(e), because of the extraordinary and unique circumstances surrounding this case, including but not limited to the agreements with the major telecommunications providers that are critical vendors for the Debtors, the imminent expiration of the DIP Financing, and the immediate need for the Exit Financing for the Reorganized Debtors to survive and successfully implement their Plan, the Court orders that if no stay pending appeal is sought by a party-in-interest and granted, then the reversal of this Order or any part thereof shall not impact, modify, or alter the credit granted by the parties providing Exit Financing or modify any rights granted to them under the terms of the Exit Financing documents or this Order. The entities providing the Exit Financing have waived the condition precedent of the entry of a Final Order confirming the Plan and therefore, distributions of the Exit Financing and execution and delivery of all other documents, instruments, and agreements to be entered into, delivered, or confirmed can occur immediately upon the entry of this Order.

     24. To the extent the Plan contemplates the offer, sale, or issuance of securities of the Debtors to any parties in satisfaction of all or some portion of an indebtedness, such transactions are exempt from federal or state laws requiring registration of such securities to the fullest extent contemplated under Section 1145 of the Bankruptcy Code.

     25. The Court finds that the Debtors have not offered the Plan for the principal purpose of avoidance of taxes as prohibited under Section 1129(d) of the Bankruptcy Code; that the Plan's classification of the Class 5 Unsecured Convenience Claims as a separate class consisting of unsecured claims less than or reduced to an amount as reasonable and necessary for administrative convenience; and that the Debtors have solicited acceptance of the Plan in good faith and in compliance with the applicable provisions of the Bankruptcy Code and are entitled to the protections to the fullest extent available under
Section 1125(e) of the Bankruptcy Code.

     26. Good cause exists for waiving and eliminating the stay of this Order set forth in Bankruptcy Rule 3020(e). In particular, the Plan represents a fair and equitable compromise by and among the Debtors and all parties in interest, and under the circumstances of this case should be consummated as expeditiously as possible. If the stay is not waived and eliminated, the ability of the Reorganized Debtors to assume the executory agreements with their major telecommunications providers may be lost or materially delayed resulting in material disruption of services to the customers of the Reorganized Debtors and thereby harming the Reorganized Debtors and their respective creditors.

     27. Upon the Effective Date, the Official Committee of Unsecured Creditors (the "Committee") shall cease to exist and its respective members and employees or agents (including, without limitation, attorneys, investment bankers, financial advisors, accountants and other professionals) shall be released and discharged from any further authority, duties, responsibilities and obligations relating to, arising from or in connection with such Committee. The Committee shall continue to exist after such date (i) with respect to all the applications filed pursuant to Sections 330 and 503 of the Bankruptcy Code or Claims for fees and expenses by Professionals; (i) any post-confirmation modifications to this Plan or Confirmation Order; and (iii) any matters pending as of the Effective Date before the Bankruptcy Court to which such Committee is party, until such matters are resolved.

     28. The Clerk of the Bankruptcy Court is directed to serve a copy of this Order pursuant to Bankruptcy Rules 2002(f)(7), 2002(k), and 3020(c) on all creditors and parties-in-interest within five business days of the entry of this Order, and shall promptly file proof of service. All further notices to be served on creditors and parties-in-interest may be served only on the L.B.R. 1007-2 list, unless more limited notice is ordered or permitted by separate Order of the Court.

     DONE AND ORDERED in Tampa, Florida on August 30, 2008.
                                           ---------------

                              /s/ Paul M. Glenn
                              ------------------------------
                              PAUL M. GLENN
                              United States Bankruptcy Judge

Copies to:
David S. Jennis and Chad S. Bowen, Jennis & Bowen, P.L., 400 N. Ashley Drive, Suite 2540, Tampa, FL 33602 United States Trustee, 501 E. Polk St., Timberlake Annex, Ste 1200, Tampa, FL 33602 All Creditors